Exhibit (s)(1)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Anthony E. Aaronson	December 12, 2005
Signature	Date

Anthony E. Aaronson
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ David Elsum	December 12, 2005
Signature	Date

David Elsum
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Martin Gilbert	December 12, 2005
Signature	Date

Martin Gilbert
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Neville J. Miles	December 12, 2005
Signature	Date

Neville J. Miles
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Christian Pittard	December 12, 2005
Signature	Date

Christian Pittard
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ William J. Potter	December 12, 2005
Signature	Date

William J. Potter
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Peter D. Sacks	December 12, 2005
Signature	Date

Peter D. Sacks
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Moritz Sell	December 12, 2005
Signature	Date

Moritz Sell
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ John T. Sheehy	December 12, 2005
Signature	Date

John T. Sheehy
Printed Name

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Officer of ABERDEEN AUSTRALIA EQUITY FUND, INC. (the “Fund”) constitutes and appoints Sander M. Bieber, David J. Harris, Wendy Fox, Jennifer O. Epstein and Victoria M. Szybillo and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 (File No. 333-127305), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Director or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/ Hugh Young	December 12, 2005
Signature	Date

Hugh Young
Printed Name